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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-4

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): August 27, 1999




                        XML - GLOBAL TECHNOLOGIES, INC.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)



     Colorado                       0-23391                 84-1434313
---------------------          -----------------       --------------------
(State or other juris-     (Commission file number)    (IRS Employer
diction of incorporation                               Identification No.)
or organization)


      1038 Homer Street, Vancouver, British Columbia, Canada     V6B 2W9
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     (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (800) 201-1848
    -----------------------------------------------------------------------

                      INTERNATIONAL CAPITAL FUNDING, INC.
          ----------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 8:  CHANGE IN FISCAL YEAR
------------------------------

     As the Registrant previously disclosed in Footnote No. 1 to the audited financial statements filed with its Current Report on Form 8-K/A-1dated August 27, 1999, by virtue of the Registrant's acquisition of XML Technologies, Inc. being subject to treatment for accounting purposes as a reverse merger, the transaction resulted in the Registrant adopting as its fiscal year the June 30 fiscal year end of XML Technologies, Inc. As a result, the Registrant's fiscal year will be the historical fiscal year of XML Technologies, Inc. which commences on July 1 and ends on the following June 30.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              XML - GLOBAL TECHNOLOGIES, INC. fka
                              INTERNATIONAL CAPITAL FUNDING, INC.



Date: December 23, 1999       By:  /s/ Peter Shandro
                                   --------------------------------------
                                   Peter Shandro, Chief Executive Officer